Exhibit 32.1

FIRST FARMERS AND MERCHANTS CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of First Farmers and Merchants Corporation (the "Company") on Form 10-K/A for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date July 20, 2004______	__________/s/ T. Randy Stevens_____________
T. Randy Stevens, Chief Executive Officer and President

Date July 20, 2004______	_________/s/ Patricia N. McClanahan_____________
Patricia N. McClanahan, Chief Financial Officer and Treasurer